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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) MAY 3, 2000


                            EMPYREAN BIOSCIENCE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          WYOMING                       0-27839                   86-0973095
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


23800 COMMERCE PARK ROAD, SUITE A, CLEVELAND, OHIO                 44122
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (216) 360-7900

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                            EMPYREAN BIOSCIENCE, INC.

ITEM 5. OTHER EVENTS

    The Company issued a press release attached as Exhibit 99.1 on May 3, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    C.  Exhibits

    99.1. Press release dated May 3, 2000.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPYREAN BIOSCIENCE, INC.
                                        (Registrant)


5/10/00                                  /s/ Richard C. Adamany
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(Date)                                  (Signature)

                                        Richard C. Adamany
                                        President, Chief Executive Officer
                                        And Chief Financial Officer